Media Contact:
Dana Stelsel
Director, Corporate Communications
(765) 771-5766
dana.stelsel@wabashnational.com

Investor Relations:
Ryan Reed
Director, Corporate Development & Investor Relations
(765) 490-5664
ryan.reed@wabashnational.com

Wabash National Corporation Announces Fourth Quarter and Full Year 2020 Results

•Strengthening demand drives fourth quarter revenue of $404.1 million
•Fourth quarter operating income of $10.0 million, decremental margin of 12 percent
•Fourth quarter earnings per diluted share of $0.10
•Backlog shows $500M sequential increase to $1.5 billion
•2021 EPS outlook initiated at $0.75 per diluted share; range of $0.70 to $0.80

LAFAYETTE, Ind. – February 3, 2021 – Wabash National Corporation (NYSE: WNC), the innovation leader of engineered solutions for the transportation, logistics and distribution industries, today reported results for the quarter and full year ended December 31, 2020.
Net sales for the fourth quarter 2020 were $404.1 million while operating income was $10.0 million or 2.5% of net sales. For the full year 2020, total revenue totaled $1.5 billion while generating an operating loss of $(85.6) million or operating income of $22.5 million on a non-GAAP adjusted basis.
Net income for the fourth quarter 2020 was $5.5 million, or $0.10 per diluted share. For the full year of 2020, net loss was $(97.4) million or earnings per diluted share of $(1.84). On a non-GAAP adjusted basis, full year 2020 net income was $7.8 million or earnings per diluted share of $0.15. Operating EBITDA, a non-GAAP measure that excludes the effects of certain items, for the fourth quarter 2020 was $25.2 million, or 6.2% of net sales, and full year operating EBITDA was $73.6 million, or 5.0% of net sales.
Total Company backlog as of December 31, 2020 was approximately $1.5 billion as new order activity remained strong during the fourth quarter. Backlog rose 43% compared to September 2020 and was 32% above December 2019.
“While we're all looking forward to 2021 with optimism, I want to make sure we take time to highlight Wabash National's resilient financial performance during challenging market conditions in 2020," explained Brent Yeagy, president and chief executive officer. "Full year decremental margin of 14%, free cash flow generation of $104 million and maintaining our dividend through the cycle all show meaningful improvement in the company's financial performance.”
Outlook
For the full year ending December 31, 2021, the company has issued guidance of $1.9 billion to $2.0 billion in sales and an earnings per diluted share midpoint of $0.75 with a range of $0.70 to $0.80.

Mr. Yeagy continued, “Conditions strengthened throughout 2020 in many of our customers' end markets and equipment demand is poised to improve in 2021. While we are focused in the near-term on executing on this cyclical upturn, we also continue to work on strategic initiatives to profitably grow the company in the long-term. Bringing new technologies to market combined with our focus on building out adjacent revenue streams will provide us with opportunities for growth beyond what the cycle gives us.”
Business Segment Highlights
The table below is a summary of select segment operating and financial results prior to the elimination of intersegment sales for the fourth quarter of 2020 and 2019. A complete disclosure of the results by individual segment is included in the tables following this release.

	Commercial Trailer Products		Diversified Products		Final Mile Products
Three Months Ended December 31,	2020	2019	2020	2019	2020	2019
	(Unaudited, dollars in thousands)
New trailers shipped	10,085	14,300	525	650	—	—
Net sales	$283,031	$399,288	$75,205	$94,661	$51,948	$92,740
Gross profit	$29,387	$50,384	$13,178	$16,324	$4,400	$6,239
Gross profit margin	10.4%	12.6%	17.5%	17.2%	8.5%	6.7%
Income (loss) from operations	$25,533	$43,135	$1,203	$5,610	$(4,533)	$(5,914)
Income (loss) from operations margin	9.0%	10.8%	1.6%	5.9%	(8.7)%	(6.4)%
Adjusted income (loss) from operations	$23,276	$43,135	$3,322	$5,610	$(4,533)	$(5,914)
Adjusted income (loss) from operations margin	8.2%	10.8%	4.4%	5.9%	(8.7)%	(6.4)%
Commercial Trailer Products’ net sales for the fourth quarter were $283.0 million, a decrease of 29.1% compared to the prior year quarter, as a result of demand coming off peak levels but rebounding throughout the year. Operating income was $25.5 million, or 9.0% of sales during the quarter. Adjusting for a gain on the sale of a former branch location, CTP's fourth quarter non-GAAP operating income was $23.3 million, or 8.2% of sales during the quarter.
Diversified Products’ net sales for the fourth quarter were $75.2 million, a decrease of 20.6% compared to the prior year quarter, as a result of reduced market demand. Operating income was $1.2 million, or 1.6% of sales during the quarter. Adjusting for a loss on the sale of a business, DPG's fourth quarter non-GAAP operating income was $3.3 million, or 4.4% of sales during the quarter.
Final Mile Products’ net sales for the fourth quarter totaled $51.9 million, a decrease of 44.0% due to building to scheduled production during the quarter, while ramping to accommodate improved 2021 demand. Operating loss during the fourth quarter was $4.5 million as a result of weaker volume leverage over fixed costs.
Non-GAAP Measures
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this release contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income (loss), adjusted net income (loss), adjusted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income (loss), and reconciliations to GAAP financial statements should be carefully evaluated.
Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt issuance costs expensed within General & administrative expenses related to the closing of the New Term Loan Credit Agreement, impairment and other, net, and other non-operating income and expense (which includes loss on debt extinguishment charges). Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income (loss) is included in the tables following this release.

Free cash flow is defined as net cash provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash provided by operating activities is included in the tables following this release.

Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income (loss) to operating income (loss), the most comparable GAAP financial measure, is included in the tables following this release.
Adjusted net income and adjusted earnings per diluted share each reflect adjustments for sales of assets, non-cash impairment and debt transactions, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net income and adjusted earnings per diluted share to net income (loss) and net income (loss) per diluted share is included in the tables following this release.
Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income (loss) from operations is included in the tables following this release.
Fourth Quarter 2020 Conference Call
Wabash National will discuss its results during its quarterly investor conference call on Wednesday, February 3, beginning at 10:00 a.m. EST. The call and an accompanying slide presentation will be accessible on the "Investors" section of the Company’s website www.wabashnational.com. The conference call will also be accessible by dialing (833) 476-0947, conference ID 1619249. A replay of the call will be available on the site shortly after the conclusion of the presentation.
About Wabash National Corporation
As the innovation leader of engineered solutions for the transportation, logistics and distribution industries, Wabash National Corporation (NYSE: WNC) is Changing How the World Reaches You™. Headquartered in Lafayette, Indiana, the company’s mission is to enable customers to succeed with breakthrough ideas and solutions that help them move everything from first to final mile. Wabash National designs and manufactures a diverse range of products, including: dry freight and refrigerated trailers, platform trailers, liquid tank trailers, dry and refrigerated truck bodies, structural composite panels and products, trailer aerodynamic solutions, and specialty food grade and pharmaceutical equipment. Its innovative products are sold under the following brand names: Wabash National®, Benson®, Brenner® Tank, Bulk Tank International, DuraPlate®, Extract Technology®, Supreme®, Transcraft®, Walker Engineered Products, and Walker Transport. Learn more at www.wabashnational.com.
Safe Harbor Statement
This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include a continued or prolonged shutdown or reduction of our operations, substantially reduced customer orders or order volumes and supply disruptions due to the coronavirus (COVID-19 outbreak), the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

# # #

WABASH NATIONAL CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited - dollars in thousands)

	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$217,677	$140,516
Accounts receivable, net	101,301	172,737
Inventories	163,750	186,914
Prepaid expenses and other	63,036	41,222
Total current assets	545,764	541,389
Property, plant, and equipment, net	209,676	221,346
Goodwill	199,560	311,026
Intangible assets	166,887	189,898
Other assets	39,583	40,932
Total assets	$1,161,470	$1,304,591
Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$—	$—
Current portion of finance lease obligations	348	327
Accounts payable	104,425	134,821
Other accrued liabilities	130,980	124,230
Total current liabilities	235,753	259,378
Long-term debt	447,979	455,386
Finance lease obligations	30	378
Deferred income taxes	46,777	37,576
Other non-current liabilities	26,052	30,885
Total liabilities	756,591	783,603
Commitments and contingencies
Stockholders' equity:
Common stock, $0.01 par value: 200,000,000 shares authorized; 52,536,482 and 53,473,620 shares outstanding, respectively	755	750
Additional paid-in capital	644,695	638,917
Retained earnings	107,233	221,841
Accumulated other comprehensive (income) loss	7,633	(3,978)
Treasury stock, at cost: 23,004,607 and 21,640,109 common shares, respectively	(355,437)	(336,542)
Total stockholders' equity	404,879	520,988
Total liabilities and stockholders' equity	$1,161,470	$1,304,591

WABASH NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - dollars in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Net sales	$404,078	$579,001	$1,481,889	$2,319,136
Cost of sales	358,582	506,694	1,322,135	2,012,754
Gross profit	45,496	72,307	159,754	306,382
General and administrative expenses	24,166	26,272	92,740	108,274
Selling expenses	5,686	9,136	25,080	34,851
Amortization of intangible assets	5,497	5,118	21,981	20,471
Impairment and other, net	106	—	105,561	—
Income (loss) from operations	10,041	31,781	(85,608)	142,786
Other income (expense):
Interest expense	(6,291)	(6,517)	(24,194)	(27,340)
Other, net	240	40	588	2,285
Other expense, net	(6,051)	(6,477)	(23,606)	(25,055)
Income (loss) before income tax	3,990	25,304	(109,214)	117,731
Income tax (benefit) expense	(1,504)	6,929	(11,802)	28,156
Net income (loss)	$5,494	$18,375	$(97,412)	$89,575
Net income (loss) per share:
Basic	$0.10	$0.34	$(1.84)	$1.64
Diluted	$0.10	$0.34	$(1.84)	$1.62
Weighted average common shares outstanding (in thousands):
Basic	52,840	53,917	52,945	54,695
Diluted	53,831	54,613	52,945	55,290

Dividends declared per share	$0.08	$0.08	$0.32	$0.32

WABASH NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - dollars in thousands)

	Year Ended December 31,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(97,412)	$89,575
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	25,989	21,886
Amortization of intangibles	21,981	20,471
Net (gain) loss on sale of assets and business divestiture	(1,567)	(109)
Loss on debt extinguishment	396	165
Deferred income taxes	5,016	3,420
Stock-based compensation	4,509	9,036
Non-cash interest expense	1,112	1,045
Impairment	107,114	—
Accounts receivable	71,436	8,327
Inventories	21,099	(2,510)
Prepaid expenses and other	(2,875)	(3,809)
Accounts payable and accrued liabilities	(28,266)	(817)
Other, net	(4,398)	(396)
Net cash provided by operating activities	124,134	146,284
Cash flows from investing activities:
Capital expenditures	(20,131)	(37,645)
Proceeds from sale of assets and business divestiture	17,115	785
Net cash used in investing activities	(3,016)	(36,860)
Cash flows from financing activities:
Proceeds from exercise of stock options	1,273	848
Borrowings under term loan credit facility, net of original issuance discount	148,500	—
Dividends paid	(17,324)	(17,797)
Borrowings under revolving credit facilities	45,794	619
Payments under revolving credit facilities	(45,794)	(619)
Principal payments under finance lease obligations	(327)	(308)
Principal payments against senior notes	(10,000)	—
Principal payments under term loan credit facility	(146,393)	(50,470)
Debt issuance costs paid	(791)	(164)
Stock repurchases	(18,895)	(33,707)
Net cash used in financing activities	(43,957)	(101,598)
Cash, cash equivalents, and restricted cash:
Net increase (decrease) in cash, cash equivalents, and restricted cash	77,161	7,826
Cash, cash equivalents, and restricted cash at beginning of period	140,516	132,690
Cash, cash equivalents, and restricted cash at end of period	$217,677	$140,516

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

Three Months Ended December 31,	Commercial Trailer Products	Diversified Products	Final Mile Products	Corporate and Eliminations	Consolidated
2020
New trailers shipped	10,085	525	—	—	10,610
Used trailers shipped	155	15	—	—	170

New Trailers	$269,669	$36,945	$—	$—	$306,614
Used Trailers	728	573	—	—	1,301
Components, parts and service	8,698	23,155	3,239	(6,107)	28,985
Equipment and other	3,936	14,532	48,709	1	67,178
Total net external sales	$283,031	$75,205	$51,948	$(6,106)	$404,078
Gross profit	$29,387	$13,178	$4,400	$(1,469)	$45,496
Income (loss) from operations	$25,533	$1,203	$(4,533)	$(12,162)	$10,041

2019
New trailers shipped	14,300	650	—	—	14,950
Used trailers shipped	25	15	—	—	40

New Trailers	$386,037	$51,222	$—	$—	$437,259
Used Trailers	199	301	—	—	500
Components, parts and service	9,350	24,343	2,858	(7,447)	29,104
Equipment and other	3,702	18,795	89,882	(241)	112,138
Total net external sales	$399,288	$94,661	$92,740	$(7,688)	$579,001
Gross profit	$50,384	$16,324	$6,239	$(640)	$72,307
Income (loss) from operations	$43,135	$5,610	$(5,914)	$(11,050)	$31,781

Twelve Months Ended December 31,	Commercial Trailer Products	Diversified Products	Final Mile Products	Corporate and Eliminations	Consolidated
2020
New trailers shipped	34,585	2,050	—	—	36,635
Used trailers shipped	475	125	—	—	600

New Trailers	$941,932	$145,888	$—	$—	$1,087,820
Used Trailers	3,841	4,545	—	—	8,386
Components, parts and service	36,912	88,010	12,517	(23,391)	114,048
Equipment and other	10,091	55,691	205,881	(28)	271,635
Total net external sales	$992,776	$294,134	$218,398	$(23,419)	$1,481,889
Gross profit	$101,556	$52,933	$10,973	$(5,708)	$159,754
Income (loss) from operations	$79,662	$1,563	$(123,585)	$(43,248)	$(85,608)

2019
New trailers shipped	54,650	2,850	—	—	57,500
Used trailers shipped	75	75	—	—	150

New Trailers	$1,464,636	$198,043	$—	$—	$1,662,679
Used Trailers	435	2,044	—	—	2,479
Components, parts and service	40,344	113,024	15,023	(27,902)	140,489
Equipment and other	16,126	71,405	426,887	(929)	513,489
Total net external sales	$1,521,541	$384,516	$441,910	$(28,831)	$2,319,136
Gross profit	$177,190	$74,588	$57,815	$(3,211)	$306,382
Income (loss) from operations	$145,877	$29,748	$9,804	$(42,643)	$142,786

WABASH NATIONAL CORPORATION
SEGMENT and COMPANY FINANCIAL INFORMATION
(Unaudited - dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Commercial Trailer Products
Income from operations	$25,533	$43,135	$79,662	$145,877
Impairment	—	—	377	—
Gain on sale of Columbus branch	(2,257)	—	(2,257)	—
Adjusted operating income	$23,276	$43,135	$77,782	$145,877

Diversified Products
Income from operations	1,203	5,610	1,563	29,748
Adjustments:
Impairment	—	—	10,971	—
Loss on divestiture of Beall brand	2,119	—	2,119	—
Adjusted operating income	3,322	5,610	14,653	29,748

Final Mile Products
(Loss) income from operations	(4,533)	(5,914)	(123,585)	9,804
Adjustments:
Impairment	—	—	95,766	—
Adjusted operating (loss) income	(4,533)	(5,914)	(27,819)	9,804

Corporate
Loss from operations	(12,162)	(11,050)	(43,248)	(42,643)
Adjustments:
Debt transactions	—	—	1,156	—
Adjusted operating loss	(12,162)	(11,050)	(42,092)	(42,643)

Consolidated
Income (loss) from operations	10,041	31,781	(85,608)	142,786
Adjustments:
Impairment	—	—	107,114	—
Gain on sale of Columbus branch	(2,257)	—	(2,257)	—
Loss on divestiture of Beall brand	2,119	—	2,119	—
Debt transactions	—	—	1,156	—
Adjusted operating income	$9,903	$31,781	$22,524	$142,786

WABASH NATIONAL CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO
NON-GAAP FINANCIAL MEASURES
(Unaudited - dollars in thousands, except per share amounts)

Operating EBITDA[1]:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Net income (loss)	$5,494	$18,375	$(97,412)	$89,575
Income tax (benefit) expense	(1,504)	6,929	(11,802)	28,156
Interest expense	6,291	6,517	24,194	27,340
Depreciation and amortization	12,830	10,746	47,970	42,357
Stock-based compensation	2,231	1,674	4,509	9,036
Debt issuance costs expensed	—	—	1,156	—
Impairment and other, net	106	—	105,561	—
Other, net	(240)	(40)	(588)	(2,285)
Operating EBITDA	$25,208	$44,201	$73,588	$194,179

Adjusted Net Income[2]:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Net income (loss)	$5,494	$18,375	$(97,412)	$89,575
Adjustments:
Debt transactions[3]	177	—	1,552	—
Impairment	—	—	107,114	—
Gain on sale of Columbus branch	(2,257)	—	(2,257)	—
Loss on divestiture of Beall brand	2,119	—	2,119	—
Tax effect of aforementioned items	(15)	—	(3,365)	—
Adjusted net income	$5,518	$18,375	$7,751	$89,575

Adjusted Diluted Earnings Per Share[2]:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Diluted earnings per share	$0.10	$0.34	$(1.84)	$1.62
Adjustments:
Debt transactions[3]	—	—	0.03	—
Impairment	—	—	2.01	—
Gain on sale of Columbus branch	(0.04)	—	(0.04)	—
Loss on divestiture of Beall brand	0.04	—	0.04	—
Tax effect of aforementioned items	—	—	(0.05)	—
Adjusted diluted earnings per share	$0.10	$0.34	$0.15	$1.62

Weighted Average # of Diluted Shares O/S	53,831	54,613	53,446	55,290

1Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt issuance costs expensed within General & administrative expenses related to the closing of the New Term Loan Credit Agreement, impairment and other, net, and other non-operating income and expense (which includes loss on debt extinguishment charges).
2Adjusted net income and adjusted diluted earnings per share reflect adjustments for non-cash impairment, debt transactions, and the impact of sales and divestitures, and the related tax effects of these adjustments.
3Debt transactions include debt issuance costs within General & administrative expenses related to the closing of the New Term Loan Credit Agreement and loss on debt extinguishment charges included in Other, net.

WABASH NATIONAL CORPORATION
RECONCILIATION OF FREE CASH FLOW
(Unaudited - dollars in thousands)

	Twelve Months Ended December 31,
	2020	2019
Net cash provided by operating activities	$124,134	$146,284
Capital expenditures	(20,131)	(37,645)
Free cash flow[1]	$104,003	$108,639

1 Free cash flow is defined as net cash provided by operating activities minus capital expenditures.

WABASH NATIONAL CORPORATION
RECONCILIATION OF ADJUSTED SEGMENT EBITDA1
AND ADJUSTED SEGMENT EBITDA MARGIN1
(Unaudited - dollars in thousands)

	Commercial Trailer Products		Diversified Products		Final Mile Products
Three Months Ended December 31	2020	2019	2020	2019	2020	2019
Income (loss) from operations	$25,533	$43,135	$1,203	$5,610	$(4,533)	$(5,914)
Depreciation and amortization	3,021	2,750	5,358	4,526	3,909	2,887
Impairment and other, net	(2,102)	—	2,208	—	—	—
Adjusted segment EBITDA	$26,452	$45,885	$8,769	$10,136	$(624)	$(3,027)

Adjusted segment EBITDA margin	9.3%	11.5%	11.7%	10.7%	(1.2)%	(3.3)%

	Commercial Trailer Products		Diversified Products		Final Mile Products
Twelve Months Ended December 31	2020	2019	2020	2019	2020	2019
Income (loss) from operations	$79,662	$145,877	$1,563	$29,748	$(123,585)	$9,804
Depreciation and amortization	11,557	10,667	19,300	18,621	14,891	11,361
Impairment and other, net	(3,660)	—	13,197	—	96,028	—
Adjusted segment EBITDA	$87,559	$156,544	$34,060	$48,369	$(12,666)	$21,165

Adjusted segment EBITDA Margin	8.8%	10.3%	11.6%	12.6%	(5.8)%	4.8%

1 Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.